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                                                                  EXHIBIT 10(gg)

                        CIRCUS CIRCUS ENTERPRISES, INC.

                         1995 SPECIAL STOCK OPTION PLAN

1 PURPOSE OF THE PLAN

  The purposes of the 1995 Special Stock Option Plan (the "Plan") are to enable Circus Circus Enterprises, Inc. (the "Company") to retain the services of its Chief Executive Officer, to substantially increase his ownership interest in the Company's Common Stock and to attract and retain the services of three additional senior executive officers, all pursuant to the terms of that certain Merger Agreement dated as of March 19, 1995, as it may be amended from time to time (the "Merger Agreement"), by and among the Company; M.S.E. Investments, Incorporated; Last Chance Investments, Incorporated; Goldstrike Investments, Incorporated; Diamond Gold, Inc.; Gold Strike Aviation, Incorporated; Goldstrike Finance Company, Inc.; Oasis Development Company, Inc.; Michael S. Ensign; William A. Richardson; David R. Belding; Peter A. Simon II; and Robert
J. Verchota.

2 GENERAL PROVISIONS

  2.1 Definitions

  As used in the Plan:

    (a) "Board of Directors" means the Board of Directors of the Company.

    (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

    (c) "Committee" means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

    (d) "Common Stock" means the Company's Common Stock, $.01 2/3 par value.

    (e) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock on the NYSE Composite Tape on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other consideration as the Committee deems appropriate.

    (f) "NYSE" means the New York Stock Exchange.

    (g) "Participant" means a person to whom a Stock Option has been granted under the Plan.

    (h) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

    (i) "Stock Option" means a stock option granted under the Plan which is intended not to qualify as an "incentive stock option" under Section 422 of the Code.

    (j) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

  2.2 Administration of the Plan

    (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. Each member of the Committee shall be a disinterested person (as such term is defined in Rule 16b-3) and an "outside

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  director" for purposes of Section 162(m) of the Code. The Board of
  Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

    (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option shall be final, binding and conclusive.

    (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

    (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

  2.3 Effective Date

  The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, provided, however, that the exercisability of stock options granted hereunder shall be subject to approval of the Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

  2.4 Duration

  If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

  2.5 Shares Subject to the Plan

  The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 3,300,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1,

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as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall not be available for future grants of Stock Options under the Plan.

  2.6 Amendments

  The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

    (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

    (b) Extends the term of the Plan; or

    (c) Increases the period during which a Stock Option may be exercised beyond ten years from the date of grant; or

    (d) Otherwise materially increases the benefits accruing to Participants under the Plan; or

    (e) Materially modifies the requirements as to eligibility for participants in the Plan; or

    (f) Will cause Stock Options granted under the Plan to fail to meet the requirements of Rule 16b-3.

  Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

  2.7 Participants and Grants

  Stock Options under this Plan may be granted by the Committee to Messrs. Clyde T. Turner, Glenn W. Schaeffer, Gregg H. Solomon, and Antonio C. Alamo consistent with the terms of the Merger Agreement. Subject to the award limit provided in Section 3.1 and the limitations of Section 2.5, the Committee may grant Stock Options to purchase such number of shares of Common Stock as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Stock Options as between Participants and may grant Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion. The Committee may amend or waive any term or condition of any Stock Option, including any condition to the exercisability of any such Stock Option, and no such amendment or waiver shall in any way diminish the effectiveness of such Stock Option as granted on its date of grant, as so amended or as so modified by any waiver, or constitute the grant of a new Stock Option.

3 STOCK OPTIONS

  3.1 General

  All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine. The maximum number of shares of Common Stock which may be subject to Stock Options granted under the

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Plan to any individual in any calendar year shall not exceed 2,000,000 and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. To the extent required by Section 162(m) of the Code, shares subject to Stock Options which are canceled shall continue to be counted against the foregoing award limit and if, after grant of a Stock Option, the price of shares subject to such Stock Options are reduced, the transaction shall be treated as a cancellation of the Stock Option and a grant of a new Stock Option and both the Stock Option deemed to be canceled and the Stock Option deemed to be granted shall be counted against the foregoing award limit.

  3.2 Exercise and Purchase Prices

    (a) Subject to the provisions of Section 4.1, the purchase price per share of Common Stock subject to a Stock Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock and if the Stock Option is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

    (b) In its discretion, the Committee may establish a purchase price at which a Stock Option may be issued pursuant to the Plan. Any purchase price for any Stock Option shall be paid in United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company and shall be payable at such time as the Committee, in its discretion, shall determine. The payment of any such purchase price shall be a condition to the exercisability of any such Stock Option.

  3.3 Period

  The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

  3.4 Exercise

  Subject to Sections 2.3 and 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option, provided that no Stock Option shall be exercisable before the "Closing" of the "Merger" under the Merger Agreement, as such terms are defined in the Merger Agreement. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

  3.5 Payment

  The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by
Section 4.3, may be paid:

    (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

    (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

    (c) By a combination of both (a) and (b) above.

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  The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

  3.6 Termination of Employment

    (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.6(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Stock Option held by such Participant which shall not have previously lapsed or terminated and which are exercisable on the date of the termination of employment shall remain so exercisable by the Optionee for a period of three months after termination unless the option expires earlier by its terms.

    (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination unless such Stock Option expires earlier by its terms. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

    (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six months after such Participant's death unless such Stock Option expires earlier by its terms.

    (d) If a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination, unless the Stock Option expires earlier by its terms.

    (e) In the event the Company terminates the employment of a Participant without "Cause" or the Participant terminates his employment with the Company for "Good Reason", as such terms shall be defined in any employment agreement between the Company and the Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of six months after such termination unless such Stock Option expires earlier by its terms.

  3.7 Effect of Leaves of Absence

  It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact of the employment relationship of

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the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety days in duration, or (ii) the date as of which the Participant's right to reemployment shall have no longer been guaranteed either by statute or contract.

4 MISCELLANEOUS PROVISIONS

  4.1 Adjustments Upon Changes in Capitalization

  In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted, including with respect to the share limit provided in Section 2.5 and the award limit provided in Section 3.1. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

  4.2 Non-Transferability

  No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

  4.3 Withholding

  The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

  4.4 Compliance with Law and Approval of Regulatory Bodies

  No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NYSE and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall

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deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

  4.5 No Right to Employment

  Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

  4.6 Exclusion from Pension Computations

  By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

  4.7 Abandonment of Options

  A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

  4.8 Severability

  If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

  4.9 Interpretation of the Plan

  Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

  4.10 Use of Proceeds

  Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

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  4.11 Construction of Plan

  The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

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THIS CERTIFICATE AND AGREEMENT IS INTENDED TO PRESENT ONLY A SUMMARY OF THE
CORPORATION'S 1995 SPECIAL STOCK OPTION PLAN (THE "PLAN") AND THE TERMS APPLICABLE TO THE STOCK OPTION EVIDENCED HEREBY. TO THE EXTENT THAT THERE IS ANY CONFLICT BETWEEN THE TERMS HEREOF AND THOSE OF THE PLAN, THE TERMS OF THE PLAN SHALL CONTROL.

No._________________________                                  Option to Purchase

Date of Grant March 19, 1995                                    2,000,000 Shares
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                        CIRCUS CIRCUS ENTERPRISES, INC.

              Non-Qualified Stock Option Certificate and Agreement
              ----------------------------------------------------



     THIS IS TO CERTIFY THAT, pursuant to Section 2.7 of the 1995 Special Stock Option Plan (the "Plan") of CIRCUS CIRCUS ENTERPRISES, INC. (the "Corporation") and consistent with the terms of that certain Merger Agreement (the "Merger Agreement") dated as of March 19, 1995 by and among the Corporation; M.S.E. Incorporated; Last Chance Investments, Incorporated; Goldstrike Investments, Incorporated; Diamond Gold, Inc.; Gold Strike Aviation, Incorporated; Goldstrike Finance Company, Inc.; Oasis Development Company, Inc.; Michael S. Ensign; William A. Richardson; David R. Belding; Peter A. Simon II; and Robert J. Verchota, MR. CLYDE TURNER (the "Optionee") is granted, subject to the terms and conditions of the Plan and subject to the terms and conditions of this Certificate and Agreement (the "Certificate"), and as of the date of grant set forth above (the "Date of Grant"), the right and option (the "Option") to purchase from the Corporation at the per share price or prices set forth below, payable in the manner specified in paragraph 1(b) hereof, a total of Two Million (2,000,000) shares of the Common Stock of the Corporation (the "Stock").

     Pursuant to Section 3.2(b) of the Plan, the Option shall have a purchase price of $2,000,000.00, (the "Purchase Price") which Purchase Price shall be payable by the Optionee in cash, or by check, bank draft or money order payable in United States dollars to the order of the Corporation within two (2) business days following the later of (i) the approval of the Plan by the Corporation's shareholders and (ii) the date of the Closing (the "Closing Date") of the Merger under the Merger Agreement (as such terms are defined in the Merger Agreement). Pursuant to Section 3.2(a) of the Plan, the purchase price of each share of Stock under the Option shall be $27.875. Pursuant to Sections 2.3 and 3.4 of the Plan, subject to (i) the approval of the Plan by the Corporation's shareholders at a meeting of the shareholders on or before March 19, 1996, (ii) the Closing of the Merger under the Merger Agreement, and (iii) the payment of the Purchase Price, the Option shall become exercisable in three annual installments as follows with respect to the following numbers of shares of
Stock: (i) on the first anniversary of the Closing Date, 666,667 shares of Stock, (ii) on the second anniversary of the Closing Date, 666,667 shares of Stock and (iii) on the third anniversary of the Closing Date, 666,666 shares of Stock; provided, however, that, subject to the satisfaction of the foregoing conditions, the Option shall be fully and immediately exercisable upon the occurrence of a "Change in Control" of the Company, as such term is defined in the employment agreement to be entered into between the Company and the Optionee effective as of the Closing Date. In the event that the Plan is not approved by the Corporation's shareholders on or before March 19, 1996, the Option shall thereupon be cancelled and become null and void. In the event that the Closing of the Merger under the Merger Agreement does not occur on or before March 19, 2002, the Option shall thereupon be cancelled and become null and void.

     The Option evidenced by this Certificate is intended to be a non-statutory option not constituting an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.   Additional Terms and Conditions.  The Option is subject to the
          -------------------------------
following additional terms and conditions:

          (a) Time and Manner of Exercise.  Except as otherwise provided in this
              ---------------------------
paragraph 1(a), the Option, to the extent the same is exercisable in accordance with the foregoing schedule, is exercisable in whole or in part at any time or from time to time until the expiration or termination of its term in accordance with paragraph 1(c) hereof by giving written notice, signed by the Optionee, to the Corporation (to the attention of the Corporation's Corporate Secretary) stating the number of shares of Stock with respect to which the Option is being exercised, accompanied by payment in full of the Option's exercise price for the number of shares of Stock to be purchased. The date both such notice and payment are received by the office of the Secretary of the Corporation shall be the date of exercise of the Option as to such number of shares. Notwithstanding any provision to the contrary, (i) at no time may the Option be exercised for less than one hundred (100) shares of Stock unless the number of shares to be acquired by exercise of the Option is the total number then purchasable under the Option, and (ii) the Option may not at any time be exercised with respect to a fractional share.

          (b) Payment of Exercise Price.  At the election of the Optionee, the
              -------------------------
exercise price for the Option, and any amount required to be withheld as provided in paragraph 1(f) hereof, may be paid:

          (i) In the United States dollars in cash, or by check, bank draft, or money order payable in United States dollars to the order of the Corporation: or

          (ii) By delivery by the Optionee to the Corporation of whole shares of Stock having an aggregate Fair Market Value (as defined in Section 2.1 of the Plan) on the date of payment equal to the aggregate of the exercise price of the Stock as to which the Option is then being exercised or by the withholding of whole shares of Stock having such Fair Market Value upon the exercise of the Option; or

          (iii)  By a combination of both (i) and (ii) above.

          (c) Term of the Option.  The Option shall expire on March 19, 2002,
              ------------------
but shall be subject to earlier termination as follows:

          (i) In the event the Optionee's employment by, or relationship with, the Corporation shall terminate for any reason other than those reasons specified in subparagraphs (ii), (iii), (iv) or (v) hereof while the Optionee holds the Option, then all rights of any kind under the Option which shall not have previously lapsed or terminated and which are exercisable on the date of the termination of employment shall remain so exercisable by the Optionee for a period of three months after termination unless the Option expires earlier by its terms.

          (ii) If the Optionee's employment by, or relationship with, the Corporation or its Subsidiaries (as defined in Section 2.1 of the Plan) shall terminate as a result of the Optionee's total disability (as defined in Section 3.6(b) of the Plan), the Option (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that

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extent at the time of such termination) and shall remain so exercisable by the
Optionee for a period of six months after termination unless the Option expires earlier by its terms.

          (iii) In the event of the death of the Optionee, the Option (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Optionee's estate or by the person or persons to whom the deceased Optionee's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six months after the Optionee's death unless the Option expires earlier by its terms.

          (iv) If the Optionee's employment by the Corporation shall terminate by reason of the Optionee's retirement in accordance with the Corporation's policies, the Option (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by the Optionee for a period of six months after termination, unless the Option expires earlier by its terms.

          (v) In the event the Corporation terminates the employment of the Optionee without "Cause" or the Optionee terminates his employment with the Corporation for "Good Reason", as such terms shall be defined in any employment agreement between the Corporation and the Optionee, each Option held by the Optionee (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of six months after such termination unless such Option expires earlier by its terms.

          (d) Restrictions on Transferability.  The Option shall not be
              -------------------------------
transferable except by will or the laws of descent and distribution, and shall not be exercisable during the Optionee's lifetime by any person other than the Optionee or his guardian or legal representative.

          (e) Limitation of Rights.  Neither the Optionee nor the Optionee's
              --------------------
successor or successors in interest shall have any rights as a stockholder of the Corporation with respect to any shares of Stock subject to the Option until the date of issuance of a stock certificate for such shares of Stock.

          (f) Tax Withholding.  The Committee shall be entitled, in accordance
              ---------------
with the provisions of Section 4.3 of the Plan, to withhold, or request the Optionee to remit to the Corporation, an amount sufficient to satisfy any withholding or other tax due with respect to any shares of Stock issuable pursuant to the Option.

          (g) Limitation as to Employment.  Neither the Plan, nor the granting
              ---------------------------
of the Option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of the Corporation or any "Subsidiary" as defined in the Plan for any period of time or at any particular rate of compensation.

          (h) Capital Adjustments.  In the event of changes to the outstanding
              -------------------
shares of Stock of the Corporation through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares and/or the exercise price per share of the Option (or any unexercised portion thereof). Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Corporation, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which the Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under
Section 4.1 of the Plan shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

          (i) No Obligation to Exercise Option.  The Optionee shall be under no
              --------------------------------
obligation to exercise the Option in whole or in part.

     2.  Authority of the Committee.  The Committee shall have full authority to
         --------------------------
interpret the terms of the Plan and this Certificate. The decision of the Committee on any such matter of interpretation or construction shall be final, binding and conclusive.

     3.   Investment Representation.  Upon the exercise of all or any part of
          -------------------------
the Option, the Committee may require the Optionee to furnish to the Corporation an agreement (in such form as the Committee may specify) in which the Optionee shall represent that the shares of Stock to be acquired by exercise of the Option are to be acquired for the Optionee's own account for investment and not with a view to the sale or distribution thereof.

     4.   Optionee Bound by the Plan, etc.  The Optionee hereby acknowledges
          -------------------------------
receipt of a copy of the Plan, agrees to be bound by all the terms and provisions thereof, and understands that in the event of any conflict between the terms of the Plan and of this Certificate, the terms of the Plan shall control.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the Chairman of the Board as of the 19th day of March, 1995.

                                 CIRCUS CIRCUS ENTERPRISES, INC.


                                 By___________________________________________
                                             Chairman of the Board


The Optionee agrees to hold the Option subject to the terms and conditions set forth in this Certificate.



                                 ______________________________________________
                                              Signature of Optionee

THIS CERTIFICATE AND AGREEMENT IS INTENDED TO PRESENT ONLY A SUMMARY OF THE CORPORATION'S 1995 SPECIAL STOCK OPTION PLAN (THE "PLAN") AND THE TERMS APPLICABLE TO THE STOCK OPTION EVIDENCED HEREBY. TO THE EXTENT THAT THERE IS ANY CONFLICT BETWEEN THE TERMS HEREOF AND THOSE OF THE PLAN, THE TERMS OF THE PLAN SHALL CONTROL.

No._________________________                                  Option to Purchase

Date of Grant March 19, 1995                                 ____________ Shares
              --------------


                        CIRCUS CIRCUS ENTERPRISES, INC.

              Non-Qualified Stock Option Certificate and Agreement
              ----------------------------------------------------



     THIS IS TO CERTIFY THAT, pursuant to Section 2.7 of the 1995 Special Stock Option Plan (the "Plan") of CIRCUS CIRCUS ENTERPRISES, INC. (the "Corporation"), and consistent with the terms of that certain Merger Agreement (the "Merger Agreement") dated as of March 19, 1995 by and among the Corporation; M.S.E. Incorporated; Last Chance Investments, Incorporated; Goldstrike Investments, Incorporated; Diamond Gold, Inc.; Gold Strike Aviation, Incorporated; Goldstrike Finance Company, Inc.; Oasis Development Company, Inc.; Michael S. Ensign; William A. Richardson; David R. Belding; Peter A. Simon II; and Robert J. Verchota, ________________________ (the "Optionee") is granted, subject to the terms and conditions of the Plan and subject to the terms and conditions of this Certificate and Agreement (the "Certificate"), and as of the date of grant set forth above (the "Date of Grant"), the right and option to purchase from the Corporation at the per share price or prices set forth below, payable in the manner specified in paragraph 1(b) hereof, a total of _______________________ (_______) shares of the Common Stock of the Corporation (the "Stock").

     Pursuant to Section 3.2(a) of the Plan, the purchase price of each share of Stock under the Option shall be $_____. Pursuant to Sections 2.3 and 3.4 of the Plan, subject to both the approval of the Plan by the Corporation's shareholders at a meeting of the shareholders on or before March 19, 1996, and the Closing of the Merger under the Merger Agreement, the Option shall become exercisable in five annual installments as follows with respect to the following numbers of shares of Stock: (i) on the first anniversary of the Closing Date (the "Closing Date") of the Merger under the Merger Agreement (as such terms are defined in the Merger Agreement), _______ shares of Stock, (ii) on the second anniversary of the Closing Date, ______ shares of Stock, (iii) on the third anniversary of the Closing Date, _______ shares of Stock, (iv) on the fourth anniversary of the Closing Date, ______ shares of Stock and (v) on the fifth anniversary of the Closing Date, ______ shares of Stock; provided, however, that, subject to the satisfaction of the foregoing conditions, the Option shall be fully and immediately exercisable upon the occurrence of a "Change in Control" of the Company, as such term is defined in the employment agreement to be entered into between the Company and the Optionee effective as of the Closing Date. In the event that the Plan is not approved by the Corporation's shareholders at a meeting of the shareholders on or before March 19, 1996, the Option shall thereupon be cancelled and become null and void. In the event that the Closing of the

Merger under the Merger Agreement does not occur on or before March 19, 2005, the Option shall thereupon be cancelled and become null and void.

     The Option evidenced by this Certificate is intended to be a non-statutory option not constituting an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.   Additional Terms and Conditions.  The Option is subject to the
          -------------------------------
following additional terms and conditions:

          (a) Time and Manner of Exercise.  Except as otherwise provided in this
              ---------------------------
paragraph 1(a), the Option, to the extent the same is exercisable in accordance with the foregoing schedule, is exercisable in whole or in part at any time or from time to time until the expiration or termination of its term in accordance with paragraph 1(c) hereof by giving written notice, signed by the Optionee, to the Corporation (to the attention of the Corporation's Corporate Secretary) stating the number of shares of Stock with respect to which the Option is being exercised, accompanied by payment in full of the Option's exercise price for the number of shares of Stock to be purchased. The date both such notice and payment are received by the office of the Secretary of the Corporation shall be the date of exercise of the Option as to such number of shares. Notwithstanding any provision to the contrary, (i) at no time may the Option be exercised for less than one hundred (100) shares of Stock unless the number of shares to be acquired by exercise of the Option is the total number then purchasable under the Option, and (ii) the Option may not at any time be exercised with respect to a fractional share.

          (b) Payment of Exercise Price.  At the election of the Optionee, the
              -------------------------
exercise price for the Option, and any amount required to be withheld as provided in paragraph 1(f) hereof, may be paid:

          (i) In the United States dollars in cash, or by check, bank draft, or money order payable in United States dollars to the order of the Corporation: or

          (ii) By delivery by the Optionee to the Corporation of whole shares of Stock having an aggregate Fair Market Value (as defined in Section 2.1 of the Plan) on the date of payment equal to the aggregate of the exercise price of the Stock as to which the Option is then being exercised or by the withholding of whole shares of Stock having such Fair Market Value upon the exercise of the Option; or

          (iii)  By a combination of both (i) and (ii) above.

          (c) Term of the Option.  The Option shall expire on March 19, 2005,
              ------------------
but shall be subject to earlier termination as follows:

          (i) In the event the Optionee's employment by, or relationship with, the Corporation shall terminate for any reason other than those reasons specified in subparagraphs (ii), (iii), (iv) or (v) hereof while the Optionee holds the Option, then all rights of any kind under the Option which shall not have previously lapsed or terminated and which are exercisable on the date of the termination of employment shall remain so exercisable by the Optionee for a period of three months after termination unless the Option expires earlier by its terms.

          (ii) If the Optionee's employment by, or relationship with, the Corporation or its Subsidiaries (as defined in Section 2.1 of the Plan) shall terminate as a result of the Optionee's total disability (as defined in Section 3.6(b) of the Plan), the Option (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by the Optionee for a period of six months after termination unless the Option expires earlier by its terms.

          (iii) In the event of the death of the Optionee, the Option (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Optionee's estate or by the person or persons to whom the deceased Optionee's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six months after the Optionee's death unless the Option expires earlier by its terms.

          (iv) If the Optionee's employment by the Corporation shall terminate by reason of the Optionee's retirement in accordance with the Corporation's policies, the Option (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by the Optionee for a period of six months after termination, unless the Option expires earlier by its terms.

          (v) In the event the Corporation terminates the employment of the Optionee without "Cause" or the Optionee terminates his employment with the Corporation for "Good Reason", as such terms shall be defined in any employment agreement between the Corporation and the Optionee, each Option held by the Optionee (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of six months after such termination unless such Option expires earlier by its terms.

          (d) Restrictions on Transferability.  The Option shall not be
              -------------------------------
transferable except by will or the laws of descent and distribution, and shall not be exercisable during the Optionee's lifetime by any person other than the Optionee or his guardian or legal representative.

          (e) Limitation of Rights.  Neither the Optionee nor the Optionee's
              --------------------
successor or successors in interest shall have any rights as a stockholder of the Corporation with respect to any shares of Stock subject to the Option until the date of issuance of a stock certificate for such shares of Stock.

          (f) Tax Withholding.  The Committee shall be entitled, in accordance
              ---------------
with the provisions of Section 4.3 of the Plan, to withhold, or request the Optionee to remit to the Corporation, an amount sufficient to satisfy any withholding or other tax due with respect to any shares of Stock issuable pursuant to the Option.

          (g) Limitation as to Employment.  Neither the Plan, nor the granting
              ---------------------------
of the Option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of the Corporation or any "Subsidiary" as defined in the Plan for any period of time or at any particular rate of compensation.

          (h) Capital Adjustments.  In the event of changes to the outstanding
              -------------------
shares of Stock of the Corporation through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares and/or the exercise price per share of the Option (or any unexercised portion thereof). Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Corporation, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which the Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under
Section 4.1 of the Plan shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

          (i) No Obligation to Exercise Option.  The Optionee shall be under no
              --------------------------------
obligation to exercise the Option in whole or in part.

     2.   Authority of the Committee.  The Committee shall have full authority
          --------------------------
to interpret the terms of the Plan and this Certificate. The decision of the Committee on any such matter of interpretation or construction shall be final, binding and conclusive.

     3.   Investment Representation.  Upon the exercise of all or any part of
          -------------------------
the Option, the Committee may require the Optionee to furnish to the Corporation an agreement (in such form as the Committee may specify) in which the Optionee shall represent that the shares of Stock to be acquired by exercise of the Option are to be acquired for the Optionee's own account for investment and not with a view to the sale or distribution thereof.

     4.   Optionee Bound by the Plan, etc.  The Optionee hereby acknowledges
          -------------------------------
receipt of a copy of the Plan, agrees to be bound by all the terms and provisions thereof, and understands that in the event of any conflict between the terms of the Plan and of this Certificate, the terms of the Plan shall control.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the Chairman of the Board as of the 19th day of March, 1995.

                                 CIRCUS CIRCUS ENTERPRISES, INC.


                                 By___________________________________________
                                            Chairman of the Board


The Optionee agrees to hold the Option subject to the terms and conditions set forth in this Certificate.



                                 ______________________________________________
                                             Signature of Optionee